                                                                    EXHIBIT 99.1

                       CERTIFICATION BY KEVIN J. MCNAMARA
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the
undersigned, as President and Chief Executive Officer of Chemed
Corporation ("Company"), does hereby certify that:

     1)    the Company's Quarterly Report of Form 10-Q for the quarter ending March 31, 2003 ("Report"), fully complies with the
           requirements of Section 13(a) or 15(d) of the Securities
           Exchange Act of 1934; and

     2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of
           operations of the Company.

Dated:          May 9, 2003                    Kevin J. McNamara
                -----------                    -----------------
                                               Kevin J. McNamara
                                               (President and Chief
                                                Executive Officer)

                                      E - 1

                                                                    EXHIBIT 99.2

                       CERTIFICATION BY TIMOTHY S. O'TOOLE
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the
undersigned, as Executive Vice President and Treasurer of Chemed
Corporation ("Company"), does hereby certify that:

     1)    the Company's Quarterly Report of Form 10-Q for the quarter ending March 31, 2003 ("Report"), fully complies with the
           requirements of Section 13(a) or 15(d) of the Securities
           Exchange Act of 1934; and

     2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of
           operations of the Company.

Dated:          May 9, 2003                    Timothy S. O'Toole
                -----------                    ------------------
                                               Timothy S. O'Toole
                                               (Executive Vice President and
                                                Treasurer)

                                      E - 2

                                                                    EXHIBIT 99.3

                     CERTIFICATION BY ARTHUR V. TUCKER, JR.
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the
undersigned, as Vice President and Controller of Chemed Corporation
("Company"), does hereby certify that:

     1)    the Company's Quarterly Report of Form 10-Q for the quarter ending March 31, 2003 ("Report"), fully complies with the
           requirements of Section 13(a) or 15(d) of the Securities
           Exchange Act of 1934; and

     2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of
           operations of the Company.

Dated:          May 9, 2003                    Arthur V. Tucker, Jr.
                -----------                    ---------------------
                                               Arthur V. Tucker, Jr.
                                               (Vice President and Controller)

                                      E - 3